Quantitative Transmission Imaging Breast Acoustic CT™ Scanner November 2026 NASDAQ:QTI Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

2 Disclaimer ABOUT THIS PRESENTATION This investor presentation (this “Presentation”) is provided for informational purposes only. The information contained herein does not purport to be all-inclusive and neither QT Imaging Holdings, Inc. (the “Company”, “QT Imaging Holdings”, “QTI”), nor its respective directors, officers, employees, agents, advisors or affiliates, including QT Imaging, Inc. (“QT Imaging”), makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, which has not been verified and is subject to change at any time. Viewers of this Presentation should each make their own evaluation of QT Imaging Holdings and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, no responsibility or liability whatsoever is accepted by QT Imaging Holdings, or its directors, officers, employees, agents, advisors or affiliates for any loss howsoever arising, directly or indirectly, from any use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of QT Imaging Holdings, or any of its affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. On June 6, 2017, the U.S. Food and Drug Administration ("FDA") in response to QT Imaging’s Section 510(k) Summary of Safety and Effectiveness premarket notification under the Food, Drug and Cosmetic Act, determined that the QT Breast Scanner is substantially equivalent to the predicate device. Our use of the words “safe”, “safety”, “effectiveness”, and “efficacy” in relation to the QT Breast Scanner in this Presentation and all other QT Imaging related documents is limited to the context of the Section 510(K) Summary of Safety and Effectiveness that was reviewed and responded to by the FDA. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of QT Imaging Holdings or its affiliates used herein are trademarks, service marks, or registered trade names of QT Imaging Holdings or its affiliates, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with QT Imaging Holdings or its affiliates, or an endorsement or sponsorship by or of QT Imaging Holdings or its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that QT Imaging Holdings or its affiliates will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. NON-GAAP FINANCIAL MEASURES EBITDA is defined as loss before interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted for other expense (income), change in fair value of the warrant, derivative, and earnout liabilities, loss on issuance of debt, loss on debt extinguishment and modification, and stock-based compensation. Similar excluded expenses may be incurred in future periods when calculating these measures. QT Imaging believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. QT Imaging believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing QT Imaging’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Certain of the financial metrics in this presentation can be found in QT Imaging’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 10, 2026, including a reconciliation of EBITDA and Adjusted EBITDA. Copyright ©2026 QT Imaging, Inc. All Rights Reserved

3 Disclaimer FORWARD LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “has the potential to”, “believe”, “may”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “plan”, “predict”, “potential”, “seem”, “seek”, “future”, “outlook”, and similar expressions that indicate or predict future events or trends that are not statements of historical matters. These forward looking statements include, but are not limited to, the potential impact on existing medical technology, the company’s technology, including, the evolution of the Company into a scalable imaging platform combining proprietary hardware, advanced image reconstruction software, and AI-powered clinical decision tools to address the growing need for precision in breast health and the performance of software enhancements, product offerings, including QTI Cloud Platform and SaaS pricing model, business prospects, revenue, client adoptions, commercialization, including in Saudi Arabia and UAE, timing of reimbursement codes, projections of market opportunity, regulatory approvals and statements regarding estimates and forecasts of other financial and performance metrics. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of QT Imaging Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not circumstances intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. In addition, statements regarding the Company’s products, technology, and market opportunity reflect the beliefs and opinions of QT Imaging Holdings’ management on the relevant subject as of this Presentation. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of QT Imaging Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of QT Imaging Holdings’ business and the timing of expected business milestones; the demand for QT Imaging Holdings’ products and services; the ability of QT Imaging Holdings to increase sales of its output products in accordance with its plans; issues that could arise with respect to the manufacture of QT scanners by CMSC; the desire of customers and service recipients to continue engaging QT Imaging Holdings; the effects of competition on QT Imaging Holdings’ future business, changes in the Company’s strategy, future operations, financial positions, and product development timeline. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that QT Imaging Holdings presently does not know or believes is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect QT Imaging Holdings’ expectations, plans or forecasts of future events and views as of the date of this Presentation. QT Imaging Holdings anticipates that subsequent events and developments will cause its assessments to change. However, while QT Imaging Holdings may elect to update these forward-looking statements at some point in the future, its specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing QT Imaging Holdings’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. RISK FACTORS An investment in our common stock involves a high degree of risk. The risk factors described below are not intended to be exhaustive and are not the only risks facing us. Additional risks not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition, results of operations and cash flows in future periods or are not identified because they are generally common to businesses. The occurrence of one of more of the events or circumstances described in these risk factors, along or in combination with other events or circumstances, could harm our business, financial condition, results of operations, and growth prospects. In such event, the market price of our common stock could decline, and you may lose all or part of your investment. The following should be read in conjunction with the respective consolidated financial statements of the Company, and the notes to the consolidated financial statements included therein. Risk factors include, but are not limited to: • We are a development-stage company with limited operating history and significant losses since inception which may make it difficult to evaluate prospects for our future viability and predict our future performance. We may never be able to effectuate our business plan or achieve any meaningful revenue or reach profitability. • We may not be able to successfully execute our business model. • We have a limited operating history. If we successfully commercially launch the QTI Breast Acoustic CT Scanner, as well as products under development that are cleared by the FDA and other regulatory agencies, and they do not achieve widespread market acceptance, we will not be able to generate the revenue necessary to support our business. • We may need to raise additional capital, which may not be available on favorable terms, if at all, and which may cause dilution to stockholders, restrict our operations or adversely affect our ability to operate our business. • Our ability to generate the amount of cash needed to pay interest and principal on any indebtedness and our ability to refinance all or a portion of our indebtedness or obtain additional financing depends on many factors beyond our control. • Our debt agreements contain restrictions that may limit our flexibility in operating our business. • We are highly dependent on the successful development, marketing and sale of our breast imaging device and on other products and product candidates which are still in the development stage. Copyright ©2026 QT Imaging, Inc. All Rights Reserved

4 Our Mission Transforming Breast Health For Every Woman At QT Imaging, we are redefining what’s possible in breast imaging - delivering safe, high-resolution, and cost-effective solutions where traditional technologies fall short. Our goal is to replace outdated breast imaging workflows with the first scalable 3D safe imaging platform for dense breast diagnostics and precision breast oncology. Copyright ©2026 QT Imaging, Inc. All Rights Reserved

5 $18M from NIH to develop supplemental imaging modality to resolve dense breasts 2012-2026 QT Imaging Transformation Company founded by John Klock, MD 2012 FDA Clearance 2017 Raise $18M PIPE Oct 2025 Approval of Category III CPT Billing Code Oct 2026 QTI becomes public on NASDAQ Mar 2024 $10M Underwritten Public Offering May 2026 Copyright ©2026 QT Imaging, Inc. All Rights Reserved Medicare hospital outpatient payment beginning Jan 2027 Regulatory approvals in Saudi Arabia, UAE, Israel, Bahrain, Qatar Mar-Nov 2026

6 The Pain and Why QT Imaging The Pain Why QT Imaging Copyright ©2026 QT Imaging, Inc. All Rights Reserved • Mammography misses cancers in dense breasts / painful procedure • MRI is expensive / slow / uncomfortable / contrast injection • Ultrasound is operator dependent • Workflow is fragmented • High anxiety / recall / attrition • QT Imaging has uniquely differentiated solution • Accurate diagnosis in dense breasts • No compression, no radiation exposure • Product is validated and FDA cleared • Commercial engine is now live • Reimbursement de-risks adoption • Financial inflection is imminent • AI / biomarkers provide upside

# Breast Cancer Screening Matrix

## QT Imaging Sweet Spot

| Risk Category (Tyrer-Cuzick Lifetime Risk) + Breast Density | Typical Risk Profile Description | < 40 Years | ≥ 40 Years |
|---|---|---|---|
| Low Risk (<12%)<br>(~20–30% of women) | No first-degree relatives with breast cancer<br>No known pathogenic mutations<br>No prior chest radiation<br>No high-risk breast lesions<br>Favorable reproductive/ hormonal profile | No routine imaging; breast awareness | Mammography beginning at 40–45; annual or biennial |
| Intermediate Risk (12–19.9%)<br>(~60–70% of women) | May have one second-degree relative<br>Common reproductive risk factors (early menarche, late first birth, etc.)<br>Dense Breasts<br>No known high-risk mutation<br>No strong clustering of early cancers | **No routine imaging** | **Begin mammography at 40; annual or biennial depending on shared decision-making** |
| High Risk (≥20%)<br>(~8–12% of women) | Known pathogenic mutation (e.g., BRCA1/2)<br>Strong family history (multiple relatives, early-onset cases)<br>Dense Breasts<br>Prior chest radiation before age 30<br>High-risk lesions (atypical hyperplasia, LCIS) | **Annual breast MRI starting 25–30**<br>**Add mammogram at 30** | Annual MRI + annual mammogram |

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved

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8 QT Imaging Value Proposition • One-stop-shop supplemental + diagnostic imaging • No radiation, no compression, no contrast • Low recall, less anxiety • Operator independent • One test – multiple results (MRI like Imaging) • Calcium visualization, Density, Doubling, Cyst/Solid, Implant • Biomarkers: reflection, speed of sound, attenuation & breast density measure (FGR) • Low recall, operator independence • Potential to reduce unnecessary biopsies • 2.5 X more revenue per scan compared to mammography + handheld ultrasound • 30% less annual labor cost – nonspecialized personnel • Comparable siting costs and annual service • Reduced overhead with one- stop-shop • 3-year investment recovery with 5 patients/day This is one of the rare cases where patients, doctors, and providers all win. For the Patient For the Clinician For the Administrator Copyright ©2026 QT Imaging, Inc. All Rights Reserved

# Medicare Reimbursement

## A Catalyst for Commercial Growth

Dedicated coding and separate hospital outpatient payment strengthen the economics of QTscan adoption

### CPT 1079T

**Effective Oct 1, 2026**
Dedicated Category III code for bilateral quantitative ultrasound tomography

### APC 5522 | Status S

**Separate Outpatient Payment**
CMS assigned QTscan to APC 5522 under Medicare OPPS

### January 1, 2027

**Payment Effective**
For eligible, physician-ordered, medically necessary diagnostic examinations

## How reimbursement drives growth

- **Accelerate Scanner Adoption**
  Payment visibility reduces a key financial barrier and strengthens the business case for hospitals and outpatient imaging providers.
- **Expand Recurring Revenue**
  Higher examination volume creates opportunities for QTI Precision Pathway SaaS, service, and consumables revenue.
- **Increase Patient Utilization**
  A defined diagnostic payment pathway supports physician-ordered examinations, including breast imaging and oncology applications.
- **Strengthen Commercial Expansion**
  Supports sales conversion, channel partnerships, and expansion across hospital systems and imaging networks.

**GROWTH ENGINE:** Scanner placements + Examination volume + Recurring revenue

**NEXT EXPANSION LEVER:** Potential screening PMA could broaden eligible use and expand patient volumes; not included in current diagnostic reimbursement.

QT IMAGING

Medicare OPPS pathway: eligible, medically necessary diagnostic hospital outpatient examinations. Coverage and payment remain subject to applicable rules.

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

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# Reimbursement Strategy
## Three Clinical Growth Opportunities



### Supplemental Imaging for Dense Breasts

Radiation-free, contrast-free adjunctive imaging for women with dense breast tissue.



### Neoadjuvant Therapy Monitoring

Quantitative assessment of treatment response to support clinical decisions and longitudinal monitoring.



### Re-engaging Underscreened Women

Potential pathway to bring women overdue for mammography back into recommended screening and diagnostic care.

Our reimbursement strategy targets three complementary clinical pathways **to expand patient access, accelerate QTscan adoption, and drive higher examination volumes and recurring revenue.**

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

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11 Primary Screening Today’s Challenge: Multi-step, patient anxiety and attrition prone process with high number of unnecessary biopsies Accurate Imaging for Dense Breasts Breast Density Confirmation Supplemental Screening QT Imaging Solution: Single step (Supplemental + Dx) patient friendly process, with potential to reduce unnecessary biopsies QT Imaging provides no radiation, no contrast, no compression imaging with no operator variability that requires less scheduling leading to less patient anxiety and attrition. Biopsy via HHUS or MRI Diagnostic Imaging Copyright ©2026 QT Imaging, Inc. All Rights Reserved

Discovering Tumors Not Seen in Dense Breasts (C/D) HHUS • NegMammo • Neg MRI QTscan Copyright ©2026 QT Imaging, Inc. All Rights Reserved. QTscan to simplify the breast imaging pathway by combining supplemental and diagnostic imaging in a single, patient-friendly examination, reducing unnecessary follow-up procedures, anxiety, and patient attrition.

13Copyright ©2026 QT Imaging, Inc. All Rights Reserved. Monitoring Response to Neoadjuvant Chemotherapy • QT Imaging is undergoing trials to monitor tumor response to neoadjuvant chemotherapy to detect early tumor response and guide treatment management QT Imaging’s quantitative biomarkers offer the potential to detect early changes in tumor response, enabling more personalized treatment decisions and advancing precision breast oncology.

14 Discovering Cancers in Women Without Screening QT imaging has demon- strated that it can find breast cancers in patients who did not want mammography due to concerns with radiation, pain, or modesty. Copyright ©2026 QT Imaging, Inc. All Rights Reserved CORONAL AXIAL SAGITAL QTscan offers women who have avoided mammography due to pain, radiation concerns, or discomfort a patient-friendly entry point into the standard breast cancer screening and diagnostic care pathway, helping to improve early detection.

15 Our Technology and Product • FDA-cleared, patent protected breast imaging modality • Pain free, safe, no radiation or contrast • Inherently 3D quantitative, imaging modality, thus it’s high resolution, similar to MRI • Two independent sources of information: − CT-like configuration with ultrasound to acquire and reconstruct transmission images – unique biomarker, speed of sound − Reflection images for high-resolution depiction of tissue interfaces, as well as improved lesion visualization (cancers have irregular, heterogeneous reflective signatures) • Overcomes operator dependence and lack of standardization associated with HHUS QT Imaging’s proprietary imaging technology delivers MRI like diagnostic performance in a safer, more scalable, and more patient friendly platform. Quantitative Transmission Imaging Compared With MRI As Supplemental Screening For High Lifetime Risk Of Breast Cancer - Mayo Clinic Copyright ©2026 QT Imaging, Inc. All Rights Reserved Reflection transducers Transmission mode receiver Transmission mode transmitter

16 What’s Next Why Biomarkers Matter for QT Imaging? Clinical Utility Biomarkers allow QT Imaging to move beyond detection toward diagnostic and prognostic precision through quantitative imaging: • Early detection of malignancy using defined quantitative thresholds • Therapy monitoring such as pathological complete response (pCR) prediction in neoadjuvant therapy • Personalized medicine, by correlating imaging biomarkers with genomic and histopathologic data • Automated lesion characterization and BI-RADS aligned standardization for consistent interpretation Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved.

# QT Imaging Acoustic Biomarkers Roadmap

## Current vs Future

| Biomarker Domain: | Physical Metric | Today (SW 4.5.2) | Future (SW 4.6.0) | Beyond (SW 4.6.0) |
|---|---|---|---|---|
| **Speed of Sound (SoS)** | Velocity (m/s) | Tissue differentiation (<1% var) | Ongoing improvements | Real-time AI triage classifier |
| **Texture & Radiomics** | Acoustic speckle & entropy | Visual margin definition | Ongoing improvements | AI Benign vs Malignant scoring |
| **Fibroglandular Volume** | 3D True Volume ($cm^3$) | FDA-cleared density score | Ongoing improvements | Longitudinal risk trajectories |
| **Calcification Mapping** | High-frequency backscatter | Macro-calcification detection | Reflection maping | Reflection microcalcification AI |
| **Acoustic Attenuation** | Loss rate (dB/cm/MHz) | Transmission loss mapping | Multiparametric attenuation map | Solid vs cyst detection |
| **Lesion Biometry** | Sub-millimeter 3D sizing | Accurate mass doubling time | Neoadjuvant response tracking | Longitudinal ROI tracking |
| **Acoustic Heterogeneity** | Parenchymal variance | Reflection micro-architecture | Ongoing improvements | Deep radiomic phenotype scores |

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved

18 Optimized Patient Experience • No ionizing radiation. Acoustic source only • No breast compression and associated discomfort • 10-12 minutes per breast exam time • Quiet and comfortable (compared to MRI – claustrophobia, coil pressure, noise, lengthy exams) • No contrast injection or associated risk (compared to MRI Gadolinium) • No limitations for dense breasts or implants Center For New Medicine Irvine, Ca Copyright ©2026 QT Imaging, Inc. All Rights Reserved

Our Market, Why Now, and How It Fits In

# QT Imaging's Technology Has the Opportunity to Transform the Breast Imaging Market

## CURRENT MARKET

**Breast Imaging: $6B MARKET** [1]

- FDA approved as supplemental screening device for breast imaging
- Aim to revolutionize current imaging paradigm, replacing mammography + ultrasound (handheld and automated), and freeing MRI scanners time



| Layer | Description | 2026 Value | 2030 Value | CAGR |
|---|---|---|---|---|
| **TAM** | Total global opportunity (dense-breast supplemental screening [4] + biomarkers [3]) | **$2.5B** | **$3.8B** | **8.5%** |
| **SAM** | Accessible reimbursed markets (U.S., OECD, Korea, Japan) [2] | **$1.7B** | **$2.6B** | **8.5%** |
| **QT Imaging Penetration** | ~10% SAM share by 2030 | **$39M** | **$200–250M** | — |

* Current 2026 guidance

## NEW MARKET

**SaaS Biomarkers: $1B MARKET** [3]

- Move to personalized, precision diagnostics
- Move to personalized treatments with therapy guidance and monitoring



**If we capture as low as 10% of cash only and reimbursed segments of addressable market, we are at $200M+ revenue scale.**

(1) https://www.futuremarketinsights.com/reports/automated-breast-ultrasound-system-market
(2) https://www.grandviewresearch.com/industry-analysis/breast-imaging-equipment-market $5.45B for 2024 with 8.9% CAGR
(3) https://www.archivemarketresearch.com/reports/breast-cancer-biomarkers-316622
(4) https://www.cdc.gov/breast-cancer/about/dense-breasts.html

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved
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# Three Tailwinds Positioning QT Imaging for Growth

**Regulatory Tailwinds**

## The FDA Has Recognized the Importance of Breast Density in Breast Cancer Screening

**Mammograms Must Include Breast Density Information, New FDA Rule Says**

About half of the women over the age of 40 in the U.S. have dense breast tissue, which can make cancer scans hard to read



"the new rule advises physicians and patients to consider breast density alongside other cancer risk factors when deciding whether additional screening is necessary"

**– Hilary Marston,**
**CHIEF MEDICAL OFFICER, FDA**

**AI Tailwinds**

## Radiology is the leading specialty for clinical AI adoption

- ~30 to 48% of radiologists report active clinical AI use; adoption continues to accelerate across imaging workflows

## Most FDA-cleared clinical AI tools are in radiology

- Medical imaging remains the largest category of FDA cleared AI/ML enabled medical devices

**Oncology Tailwinds**

## Oncology is moving from one-size-fits-all treatment toward biomarker-guided therapy

- Precision oncology increasingly relies on quantitative biomarkers to personalize treatment selection and monitoring

## Breast cancer treatment increasingly requires earlier response assessment

- Imaging biomarkers are being studied for early prediction of neoadjuvant therapy response and pathologic complete response

QT Imaging is uniquely positioned at the intersection of two major healthcare shifts:
**AI-enabled radiology workflows and quantitative biomarker driven precision oncology.**

QT IMAGING

Copyright ©2026 QT Imaging, Inc. All Rights Reserved.

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Validation

# Clinical Advisory Board



## Mary Yamashita, MD

Section Chief of Breast Imaging at USC's Keck School of Medicine and a longtime leader in breast cancer screening research, Dr. Yamashita advises QT Imaging on clinical interpretation standards, structured reporting, and training design. Her academic and diagnostic expertise brings scientific rigor to QT Imaging's clinical adoption strategy.



## Barry Roseman, MD, FACS

A fellowship-trained surgical oncologist and breast surgeon, Dr. Roseman completed his surgical residency at UCSF and his surgical oncology fellowship at MD Anderson Cancer Center. With more than 25 years of experience and over 5,000 breast cancer patients treated, he brings direct clinical authority on the real-world challenges of breast diagnosis and care.



## John Tentinger, MD

A Mayo Clinic-trained, board-certified radiologist, Dr. Tentinger founded Innovative Radiology in Des Moines, a comprehensive practice spanning mammography, MRI, CT, ultrasound, and X-ray. An early adopter of the QTI Breast Acoustic CT™ scanner, he brings hands-on experience and a practicing-radiologist perspective to QT Imaging's advisory work.



## Elaine Iuanow, MD

A breast imager trained at Tufts Medical Center and the Faulkner-Sagoff/BWH Breast Center, Dr. Iuanow spent her academic career at Beth Israel Deaconess Medical Center/Harvard Medical School and Brigham and Women's. As a member of QT Imaging's advisory board, she brings deep expertise in safe, comfortable, and accurate breast imaging.

QT IMAGING

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24 Growing Global Validation • Existing FDA clearance to offer an imaging modality for all patients above 18 years old • Received Saudi Arabia, UAE, Israel, Bahrain, Qatar regulatory approvals. Working on CE mark regulatory • NIH $18M funding to generate a safe imaging modality for women with dense breasts • Ongoing clinical studies at: − Mayo Clinic − Sunnybrook Cancer Center − To start soon: Stanford, Harvard − In discussions: UCSF • Category III billing code CPT 1079T • Hospital outpatient Medicare reimbursement code APC 5522 NIH has awarded QT Imaging about $18M for new women’s imaging solution Copyright ©2026 QT Imaging, Inc. All Rights Reserved

25 Clinical Validation Across Screening & Oncology Applications: Mayo Clinic – QT Scan vs MRI • Mayo Clinic prospective feasibility study: 26 high-risk women comparing QT Imaging (QT Scan) with breast MRI for supplemental screening • Strong breast-level agreement with MRI: binary agreement between QT Scan and MRI across 52 breasts • Comparable detection profile • All MRI-suspicious lesions were identified by QT Scan This QT Imaging Mayo Clinic pilot provides strong clinical validation and supports larger studies aimed at expanding QT Imaging adoption in high-risk and supplemental screening. QT Scan MRI Copyright ©2026 QT Imaging, Inc. All Rights Reserved

Clinical Validation Across Screening & Oncology Applications:
# Sunnybrook Cancer Center – QT Scan vs MRI

- NIH/NCI-funded, to prove QT Imaging as imaging modality for early monitoring of breast cancer response to neoadjuvant chemotherapy (NAC)
- Major oncology need:
  - treatment response that can be **performed in days to weeks rather than months**, supporting more adaptive and personalized therapy decisions
- Lesion volume agreement across QT Scan and MRI images: strong correlation observed as published in Tomography Journal
- Ongoing 100-patient study to compare advanced quantitative ultrasound findings with treatment response

**QT Scan**



**MRI**



**This Sunnybrook/QT Imaging program extends utility of QT Scan beyond diagnostic imaging into treatment-response monitoring, expanding its potential role across the breast cancer care pathway.**

QT IMAGING

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27Copyright ©2026 QT Imaging, Inc. All Rights Reserved. Multi-site Repeatability & Reproducibility Study • Multi-site study (2 sites, 5 patients/site, 5 scans each) confirms QT Imaging's quantitative biomarkers are highly reproducible within and across scanners • Speed of Sound (SoS), our core tissue biomarker, showed less than 1% variability, a level of precision that distinguishes true biological change from measurement noise • Derived volumetric measures remained tight: Total Breast Volume varied ~5%, and the FGV/TBV density ratio varied ~12% • By comparison, published breast MRI biomarkers (QIBA ADC benchmark; Aliu et al.) show variability of 11–22% - meaningfully less reproducible than our platform • This reproducibility is a key prerequisite for using QT biomarkers in longitudinal monitoring and treatment-response tracking, not just single-timepoint screening Reinforces QTI’s differentiation: an objective, operator-independent platform built for consistent, data-driven breast health assessment

Business Model, Partnerships & Financial Trajectory

29 Business Model HW+ SaaS +AI Diagnostic Layer Business Model: • Hardware sale (scanner): upfront revenue • SaaS platform: recurring revenue • AI diagnostic layer: higher margin Radiology Cloud SaaS Platform Referring MD Hardware gets us in the door. Software builds the company. Copyright ©2026 QT Imaging, Inc. All Rights Reserved

30 QTI Precision Pathway – Cloud SaaS Platform Core Operational Advanced Enterprise System software updates Long term technology relevance Collaboration & data sharing Quantitated biomarkers Automated analysis Precision reporting Multiuser access Enterprise collaboration Scanner Evergreen QTI Precision Share Biomarker / Analysis Platform upside – AI/Biomarkers, additional reimbursement codes Copyright ©2026 QT Imaging, Inc. All Rights Reserved

# Planned Evolution to Hybrid Commercial Model as Scale Increases

| 2024-2026 | 2027 and beyond |
| --- | --- |
| Distributor Led → | Hybrid Model |
| • Broad market coverage<br>• Capital efficient<br>• Rapid deployment | • Direct leads commercial activities<br>• Premium economics/control<br>• Distributor supports service and financing |

| Hospitals / IDNs | Outpatient Imaging Chains | Functional Medicine (Cash paying) |
| --- | --- | --- |
| Primarily Hybrid / Direct | Primarily Hybrid / Direct | Primarily Distributor Supported |
| • Direct leads engagement in suppl. imaging and therapy monitoring<br>• Distributor provides service and multi-modality value | • Direct for national / regional chains / intersection of functional medicine<br>• Distributor for independent chains | • Direct seeds pilots + playbooks<br>• Distributor involves for financing and service |

**Commercial strategy balances capital efficiency today with increasing control and margin expansion over time.**

QT IMAGING

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32Copyright ©2026 QT Imaging, Inc. All Rights Reserved. Business Partnerships Today Under Distribution Agreement with NXC Imaging (Subsidiary of Canon Medical Systems) for U.S. market Under Distribution Agreement with Gulf Medical for Kingdom of Saudi Arabia (KSA) market Under Distribution Agreement with Al Naghi Medical for the United Arab Emirates Territory Under Distribution Agreement with Re- Invent Pharma for the Pakistani Market

33Copyright ©2026 QT Imaging, Inc. All Rights Reserved. Premier Recognition & National Hospital Access • Innovation recognition paired with a streamlined national purchasing pathway Nearly 4,400 U.S. Hospitals & Health Systems 2026 Breakthroughs Innovation Award Recognized by Premier for innovative, patient-centered Breast Acoustic CT™ technology. National Group Purchasing Agreement Premier members can access pre-negotiated pricing and terms through NXC Imaging, simplifying the purchasing process. Recognition builds credibility; purchasing access supports conversion of hospital interest into scanner adoption.

34 Financial Trajectory Copyright ©2026 QT Imaging, Inc. All Rights Reserved FY-2024A FY-2025A FY-2026E CAGR 2024A - 2026E Revenue ($k) $4,879 $18,926 $34,347 Growth % 287.91% 81.1% 165.3% 4 4 2 2 6 8 9 17 13 15 15 0 2 4 6 8 10 12 14 16 18 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Q1 2024 A Q2 2024 A Q3 2024 A Q4 2024 A Q1 2025 A Q2 2025 A Q3 2025 A Q4 2025 A Q1 2026 A Q2 2026 A Q3 2026 A Sh ip m en ts (# ) R ev en ue ($ M ) Quarterly Revenue and Scanner Shipments Revenue ($M) Shipments (#) $4.9 $18.9 $34.3 0 10 20 30 40 50 60 70 80 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 FY 2024 A FY 2025 A FY 2026 F Sh ip m en ts (# ) R ev en ue ($ M ) Yearly Revenue and Scanner Shipments Revenue ($M) Shipments (#)

35 Financial Trajectory QT Imaging is scaling a commercial business Copyright ©2026 QT Imaging, Inc. All Rights Reserved $407 $473 $505 $(613) $(88) $(58) 54% 45% 43% -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% $(700) $(600) $(500) $(400) $(300) $(200) $(100) $- $100 $200 $300 $400 $500 $600 FY 2024 A FY 2025 A FY 2026 F Revenue/Scanner, Gross Margin, and Unit Economics (Adjusted EBITDA/Scanner) Revenue ($K) Adjusted EBITDA ($K) Gross Margin

36 Manufacturing Capacity, Quality, and Compliance • Expanded manufacturing capacity while improving operating efficiency − 22,000-square-foot headquarters and manufacturing facility − The expanded facility provides more than 2.5x the operational space of the current location while reducing lease cost per square foot by approximately 55% − Doubled its manufacturing capacity • Successfully completed the Company’s first routine FDA inspection − The inspection concluded with zero Form 483 observations, reflecting the strength of the Company’s Quality Management System and its focus on quality, compliance and manufacturing readiness Copyright ©2026 QT Imaging Holdings, Inc. All Rights Reserved. PETALUMA, CALIFORNIA

37 QT Imaging Positioned for Accelerated Commercial Growth • Strong Revenue Growth: Revenue increased from $4.9M in 2024 to $18.9M in 2025, with $34.3M projected for 2026, representing approximately 81% year-over-year growth • Major Medicare Reimbursement Milestone: Dedicated CPT billing code 1079T effective October 1, 2026, and separate Medicare hospital outpatient payment under APC 5522 beginning January 1, 2027, strengthen the economics of QTscan adoption • Expanded U.S. Hospital Market Access: Premier's 2026 Breakthroughs Innovation Award and national purchasing agreement provide a streamlined purchasing pathway to nearly 4,400 U.S. hospitals and health systems • Commercial Infrastructure Ready to Scale: Expanded direct sales capabilities, and doubled manufacturing capacity support accelerating scanner placements • Expanding International Presence: Regulatory approvals across key Middle Eastern markets and Israel, supported by commercial partnerships, create additional growth opportunities • High-Margin Recurring Revenue Opportunity: QTI Precision Pathway™ SaaS, quantitative biomarkers, and future AI-enabled diagnostic capabilities provide opportunities to expand revenue beyond hardware sales QT Imaging is transitioning from establishing its commercial foundation to accelerating market adoption, supported by Medicare reimbursement, expanded hospital access, and scalable manufacturing. Copyright ©2026 QT Imaging, Inc. All Rights Reserved

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